UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2026

SpyGlass Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43105	83-3044245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 284-6904
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SGP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On October 1, 2026, SpyGlass Pharma, Inc. (the “Company”) issued a press release announcing the Acquisition (as defined below) and related items. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
On October 1, 2026, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Santen Holdings US, Inc., a California corporation (“Seller”), and Santen Pharmaceutical Co., Ltd., a Japanese Company (“Parent”). At the closing under the Purchase Agreement, which occurred on October 1, 2026 (the “Closing”), the Company acquired 100% of the outstanding equity securities (the “Shares”) of Advanced Vision Science, Inc., a California corporation (“AVS”), from Seller (the “Acquisition”). Prior to the Closing, AVS was the Company’s supplier of intraocular lenses.
The aggregate consideration paid by the Company at the Closing for the Shares was based on a purchase price of $13,000,000, subject to customary adjustments. The purchase price was estimated as of the Closing and is subject to a customary post-Closing adjustment.
The Purchase Agreement contains customary representations, warranties and covenants made by the Company and the Seller. Parent has guaranteed Seller’s obligations under the Purchase Agreement, including Seller’s indemnification obligations.
In connection with the Closing, AVS and Parent entered into an Amended and Restated Supply and Distribution Agreement, pursuant to which AVS will continue to manufacture and supply intraocular lens products under the Eternity brand to Parent, and Parent was granted an exclusive right to sell such products in Japan on the terms set forth therein. In addition, AVS and Parent entered into cross license agreements pursuant to which AVS granted Parent a non-exclusive, non-sublicensable license under certain AVS intellectual property, and Parent granted AVS a non-exclusive license under certain Parent intellectual property, in each case to permit the parties to continue operating their respective businesses following the Closing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of SpyGlass Pharma, Inc., dated October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYGLASS PHARMA, INC.

	By:	/s/ Jean-Frédéric Viret, Ph.D.
Jean-Frédéric Viret, Ph.D.
Date: October 1, 2026		Chief Financial Officer